CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 11 under the Securities Act of 1933 and Amendment No. 13 under the Investment Company Act of 1940 to the registration statement on Form N-4 (the "Registration Statement") of our report dated February 8, 2000 relating to the financial statements of Connecticut General Life Insurance Company, which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such "Statement of Additional Information."

PRICEWATERHOUSECOOPERS LLP
Hartford, Connecticut
May 9, 2000

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               Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Experts" in the Post Effective Amendment No. 11 to the Registration Statement (Form N-4 No. 33-48137) and the related Statement of Additional Information appearing therein and pertaining to CG Variable Annuity Separate Account, and to the use therein of our report dated April 2, 1999 with respect to the statement of changes in net assets of CG Variable Annuity Separate Account for the year ended December 31, 1998.



/s/ ERNST & YOUNG LLP

---------------------------
Ernst & Young LLP


Fort Wayne, Indiana
May 8, 2000

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 33-48137 of CG Variable Annuity Separate Account of Connecticut General Life Insurance Company on Form N-4 of our report dated March 27, 2000 relating to the financial statements of CG Variable Annuity Separate Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of CG Variable Annuity Separate Account of Connecticut General Life Insurance Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

Chicago, Illinois
May 8, 2000